Exhibit 99.1

Visa Inc. Posts Strong Fiscal Second Quarter 2009 Earnings Results and Reaffirms 2009 Adjusted Diluted Earnings Per Share Guidance

•	Adjusted quarterly net income of $553 million or $0.73 per diluted class A common share

•	GAAP quarterly net income of $536 million or $0.71 per diluted class A common share

SAN FRANCISCO, CA, April 29, 2009 – Visa Inc. (NYSE: V) today announced financial results for the company’s fiscal second quarter 2009 ended March 31, 2009. On an adjusted basis (reflective of a normalized tax rate, restructuring and purchase amortization), net income for the quarter was $553 million, or $0.73 per diluted class A common share. GAAP net income for the quarter was $536 million, or $0.71 per diluted class A common share. The weighted average number of diluted class A common shares outstanding was 753 million. The company’s adjusted net income and adjusted diluted net income per class A common share are non-GAAP financial measures that are reconciled to their most directly comparable GAAP measures in the accompanying financial tables.

Net operating revenue in the fiscal second quarter of 2009 was $1.6 billion, an increase of 13% over the prior year, driven by contributions across all revenue categories. Though slightly negative in the U.S., payments volume continued to grow on a constant dollar basis in all other regions globally. Processed transactions continued to post solid growth globally.

“Despite the challenging economy, Visa continued to post strong operational and financial performance during our fiscal second quarter, and we remain confident in delivering our EPS guidance for FY 2009,” said Joseph Saunders, Chairman and Chief Executive Officer of Visa Inc. “While expense management and efficiency remain key priorities, we will continue to carefully right-size our pricing structure and further invest in our business with the intent of driving incremental growth and realizing operating advantages.”

“The resiliency in our business reflects the strength of Visa’s credit, debit, and prepaid products worldwide, which continue to benefit from the ongoing secular shift from cash and check to electronic forms of payments,” added Saunders. “These diverse products, combined with further expansion of our processing capabilities worldwide, should continue to benefit our shareholders, clients, and cardholders in the future.”

Fiscal Second Quarter 2009 Financial Highlights:

Visa Inc.’s operational performance highlights for the fiscal second quarter, as measured by business activity through December 31, 2008, include:

•	Payments volume growth, on a nominal basis, was a negative 1% over the prior year at $675 billion;

•	Total volume, on a nominal basis and inclusive of cash volume, was $1.1 trillion, flat over the prior year;

•	Total cards carrying the Visa brands rose 8% worldwide over the prior year to over 1.7 billion; and

•	Total transactions increased by 9% over the prior year to 14.9 billion.

Total processed transactions, which represent transactions processed by VisaNet through March 31, 2009, totaled 9.4 billion, a 6% increase over the prior year.

For the fiscal second quarter 2009, service revenues were $804 million, an increase of over 2% versus the prior year, and are recognized based on payment volume in the prior quarter. All other revenue categories are recognized based on current quarter activity. Data processing revenues rose 10% over the prior year to $544 million. International transaction revenues, which are driven by cross-border payments volume, grew 18% over the prior year to $446 million, as the company benefited from previously enacted pricing initiatives. Other revenues, which include the Visa Europe licensing fee, were $148 million, up 17% over the prior year. Volume and support incentives, which are a contra revenue item, were $295 million, a decline of 13% over the prior year.

Adjusted total operating expenses were $745 million for the fiscal second quarter, a 5% decrease from the prior year’s adjusted total operating expenses of $783 million. Total operating expenses on a GAAP basis were $766 million for the quarter, a 31% decrease from the prior year’s total operating expenses of $1.1 billion.

Cash, cash equivalents, restricted cash, and investment securities were $5.8 billion at March 31, 2009.

Notable Events:

On March 2, 2009, the company unveiled its first global advertising campaign, entitled “More people go with Visa,” reflecting the company’s evolution to a single, global company. The new campaign enables Visa to align its worldwide marketing under a single theme that highlights the superior value Visa delivers versus cash and checks – including more security, more control and more convenience.

Also in March, MoneyGram International, a leading provider of global payment services, and Visa announced plans to introduce Visa ReadyLink – Visa’s prepaid load network – in MoneyGram’s 40,000 agent locations across the United States, providing financially underserved consumers with more convenient options to add funds to their Visa reloadable prepaid cards. MoneyGram joins more than 8,000 participating Visa ReadyLink locations, further extending the convenience and security of reload services to Visa prepaid cardholders in more convenient, everyday shopping locations.

On April 23, 2009, the Board of Directors declared a quarterly divided in the aggregate amount of $0.105 per share of class A common stock (determined in the case of class B and class C common stock on an as-converted basis) payable on June 2, 2009 to all holders of record of Visa’s class A, class B and class C common stock as of May 15, 2009.

Also in April, the Board of Directors approved a program in which class C stockholders may liquidate up to 30% of their class C shares between July 1 and September 30, 2009, subject to certain terms and conditions. The remaining class C shares will continue to be subject to the general transfer restrictions that expire on March 25, 2011 under Visa’s certificate of incorporation. Class C shares sold under this program will automatically convert to class A shares, tradable in the public market. The release of the class C shares does not increase the number of outstanding shares of the company and there is no dilutive effect to the outstanding share count from these transactions.

Financial Outlook:

Visa Inc. updates its financial outlook for the following metric for full-year 2009:

•	Annual adjusted operating margin in the low 50% range.

Visa Inc. updates its financial outlook for the following metric for full-year 2010:

•	Annual adjusted operating margin in the high 40% to low 50% range.

Visa Inc. affirms its financial outlook for the following metrics through 2010:

•	Annual net revenue growth of high single digits in 2009 and at the lower end of the 11% to 15% range in 2010, given certain economic recovery assumptions;

•	Annual adjusted diluted class A common stock earnings per share growth of greater than 20%;

•	Annual free cash flow in excess of $1 billion; and

•	Capital expenditures in the range of $300 to $350 million in 2009 and representing 3 to 4% of gross revenues in 2010.

This outlook reflects an assumed 40% GAAP tax rate for fiscal year 2009. The company’s intent is to reduce this rate to a level around 35-36% over the next four years.

Fiscal Second Quarter 2009 Earnings Results Conference Call Details:

Visa’s executive management team will host a live audio webcast beginning at 5:00 p.m. EDT (2:00 p.m. PDT) today to discuss the financial results and business highlights.

All interested parties are invited to listen to the live webcast at http://investor.visa.com. A replay of the webcast will be available on the Visa Investor Relations website for 30 days.

Investor information, including supplemental financial information, is available on Visa Inc.’s Investor Relations website at http://investor.visa.com

###

About Visa Inc.

Visa Inc. operates the world’s largest retail electronic payments network providing processing services and payment product platforms. This includes consumer credit, debit, prepaid and commercial payments, which are offered under the Visa, Visa Electron, Interlink and PLUS brands. Visa enjoys unsurpassed acceptance around the world, and Visa/PLUS is one of the world’s largest global ATM networks, offering cash access in local currency in more than 170 countries. For more information, visit www.corporate.visa.com.

Forward Looking Statements

Certain statements contained in this press release are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are subject to the “safe harbor” created by those sections. These statements can be identified by the terms “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will” and similar expressions which are intended to identify forward-looking statements. In addition, any underlying assumptions are forward-looking statements. Such forward-looking statements include but are not limited to statements regarding certain of Visa’s goals and expectations with respect to adjusted earnings per share, revenue, adjusted operating margin, and free cash flow, and the growth rate in those items, as well as other measures of economic performance.

By their nature, forward-looking statements: (i) speak only as of the date they are made, (ii) are not guarantees of future performance or results and (iii) are subject to risks, uncertainties and assumptions that are difficult to predict or quantify. Therefore, actual results could differ materially and adversely from those forward-looking statements as a result of a variety of factors, including all the risks discussed in Part 1, Item 1A – “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended September 30, 2008. You are cautioned not to place undue reliance on such statements, which speak only as of the date of this presentation. Unless required to do so under U.S. federal securities laws or other applicable laws, we do not intend to update or revise any forward-looking statements.

Contacts:

Investor Relations: Jack Carsky or Victoria Hyde-Dunn, 415-932-2213, ir@visa.com

Media Relations: Paul Cohen or Will Valentine, 415-932-2564, globalmedia@visa.com

Visa Inc.

Selected Consolidated Statements of Operations

(unaudited)

	Three months ended March 31,		Six months ended March 31,
	2009	2008	2009	2008
	(in millions except per share data)
Operating Revenues
Service revenues	$804	$792	$1,597	$1,524
Data processing revenues	544	494	1,098	986
International transaction revenues	446	379	951	760
Other revenues	148	126	304	259
Volume and support incentives	(295)	(338)	(564)	(588)

Total operating revenues	1,647	1,453	3,386	2,941

Operating Expenses
Personnel	272	289	547	572
Network, EDP and communications	92	78	185	161
Advertising, marketing and promotion	196	215	406	425
Professional and consulting fees	84	96	164	194
Depreciation and amortization	56	59	108	121
Administrative and other	66	75	129	149
Litigation provision	—	292	—	292

Total operating expenses	766	1,104	1,539	1,914

Operating income	881	349	1,847	1,027

Other Income (Expense)
Equity in earnings of unconsolidated affiliates	1	—	—	1
Interest expense	(30)	(41)	(60)	(86)
Investment income, net	34	34	53	75
Other	1	28	—	36

Total other income (expense)	6	21	(7)	26

Income before income taxes and minority interest	887	370	1,840	1,053
Income tax expense	352	56	731	315

Income before minority interest	535	314	1,109	738
Minority interest	1	—	1	—

Net income	$536	$314	$1,110	$738

Basic net income per share
Class A common stock	$0.71	$0.39	$1.45	$0.93

Class B common stock	$0.45	$0.37	$0.97	$0.92

Class C common stock	$0.71		$1.45

Class C (series I) common stock		$0.39		$0.93

Class C (series II) common stock		$0.30		$0.81

Class C (series III and IV) common stock		$0.39		$0.93

Basic weighted average shares outstanding
Class A common stock	447	64	447	32

Class B common stock	246	415	246	421

Class C common stock	152		152

Class C (series I) common stock		255		257

Class C (series II) common stock		35		32

Class C (series III and IV) common stock		58		60

Diluted net income per share
Class A common stock	$0.71	$0.39	$1.45	$0.93

Class B common stock	$0.45	$0.37	$0.97	$0.92

Class C common stock	$0.71		$1.45

Class C (series I) common stock		$0.39		$0.93

Class C (series II) common stock		$0.30		$0.81

Class C (series III and IV) common stock		$0.39		$0.93

Diluted weighted average shares outstanding
Class A common stock	753	778	762	762

Class B common stock	246	415	246	421

Class C common stock	152		152

Class C (series I) common stock		255		257

Class C (series II) common stock		35		32

Class C (series III and IV) common stock		58		60

Visa Inc.

Selected Consolidated Balance Sheets

(unaudited)

	March 31, 2009	September 30, 2008
	(in millions except par value and share data)
Assets
Cash and cash equivalents	$3,363	$4,979
Restricted cash - litigation escrow	1,611	1,298
Investment securities
Trading	76	—
Available-for-sale	50	355
Settlement receivable	879	1,131
Accounts receivable	372	342
Customer collateral	676	679
Current portion of volume and support incentives	209	256
Current portion of deferred tax assets	650	944
Prepaid expenses and other current assets	339	1,190

Total current assets	8,225	11,174

Restricted cash - litigation escrow	490	630
Investment securities, available-for-sale	200	244
Volume and support incentives	111	123
Property, equipment and technology, net	1,155	1,080
Other assets	687	634
Intangible assets	10,883	10,883
Goodwill	10,213	10,213

Total assets	$31,964	$34,981

Liabilities
Accounts payable	$72	$159
Settlement payable	760	1,095
Customer collateral	676	679
Accrued compensation and benefits	273	420
Volume and support incentives	290	249
Accrued liabilities	300	306
Current portion of long-term debt	52	51
Current portion of accrued litigation	1,820	2,698

Redeemable class C (series III) common stock, no shares and 35,263,585 shares issued and outstanding, respectively	—	1,508

Total current liabilities	4,243	7,165

Long-term debt	50	55
Accrued litigation	957	1,060
Deferred tax liabilities	3,859	3,811
Other liabilities	731	613

Total liabilities	9,840	12,704

Temporary Equity and Minority Interest

Class C (series II) common stock, $0.0001 par value, no shares and 218,582,801 shares authorized, no shares and 79,748,857 shares issued and outstanding, net of subscription receivable, respectively	$—	$1,136

Minority interest	4	—

Total temporary equity and minority interest	4	1,136

Stockholders’ Equity
Preferred stock, $0.0001 par value, 25,000,000 shares authorized and none issued	—	—
Class A common stock, $0.0001 par value, 2,001,622,245,209 shares authorized, 449,019,664 and 447,746,261 issued and outstanding, respectively	—	—
Class B common stock, $0.0001 par value, 622,245,209 shares authorized, 245,513,385 issued and outstanding	—	—
Class C common stock, $0.0001 par value, 1,097,165,602 shares authorized, 151,605,798 issued and 151,581,349 outstanding at March 31, 2009	—	—
Class C (series I) common stock, $0.0001 par value, 813,582,801 shares authorized, 124,622,548 issued and 124,097,105 outstanding at September 30, 2008	—	—
Class C (series III) common stock, $0.0001 par value, 64,000,000 shares authorized, 26,949,616 issued and outstanding at September 30, 2008	—	—
Class C (series IV) common stock, $0.0001 par value, 1,000,000 shares authorized, 549,587 issued and outstanding at September 30, 2008	—	—
Additional paid-in capital	21,077	21,060
Class C treasury stock, 24,449 shares and 525,443 shares, respectively	(2)	(35)
Accumulated income	1,133	186
Accumulated other comprehensive loss, net	(88)	(70)

Total stockholders’ equity and accumulated income	22,120	21,141

Total liabilities, temporary equity and minority interest, and stockholders’ equity	$31,964	$34,981

Visa Inc.

Selected Consolidated Statements Of Cash Flows

(unaudited)

	Six Months Ended March 31,
	2009	2008
	(in millions)
Operating Activities
Net income	$1,110	$738
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation and amortization of property, equipment and technology	108	121
Share-based compensation	64	19
Tax benefit for share-based compensation	(6)	—
Restricted stock instruments settled in cash for taxes	(22)	—
Fair value adjustment for liability under the framework agreement	—	(36)
Interest earned on litigation escrow, net of tax	(12)	—
Net recognized loss on investment securities, including other-than-temporary impairment	8	8
Asset impairment	3	—
Minority interest	(1)	—
Amortization of volume and support incentives	564	588
Accrued litigation and accretion	48	370
Equity in earnings of unconsolidated affiliates	—	(1)
Deferred income taxes	338	124
Change in operating assets and liabilities:
Trading securities	17	—
Accounts receivable	(30)	(3)
Settlement receivable	252	(569)
Volume and support incentives	(464)	(676)
Other assets	(9)	(61)
Accounts payable	(87)	(54)
Settlement payable	(335)	273
Accrued compensation and benefits	(146)	(154)
Accrued and other liabilities	80	79
Accrued litigation	(1,062)	(1,131)
Member deposits	—	(3)

Net cash provided by (used in) operating activities	418	(368)

Investing Activities

Investment securities, available-for-sale:
Purchases	—	(1,500)
Proceeds from sales and maturities	252	2,279
Distribution from money market investment	840	—
Cash acquired through reorganization	—	1,002
Purchases of / contributions to other investments	(1)	—
Dividends/distributions from other investments	1	1
Purchases of property, equipment and technology	(136)	(237)
Proceeds from sale of property, equipment and technology	—	4

Net cash provided by investing activities	956	1,549

Financing Activities
Proceeds from short-term borrowing	—	2
Payments on short-term borrowing	—	(2)
Proceeds from sale of common stock, net of issuance costs of $550	—	19,100
Tax benefit for share-based compensation	6	—
Cash proceeds from exercise of stock options	2	—
Funding of litigation escrow account - Retrospective Responsibility Plan	(1,100)	(3,000)
Payments from litigation escrow account - Retrospective Responsibility Plan	939	945
Funding of tax escrow account for income tax withheld on stock proceeds	—	(116)
Payment for redemption of Class C (series II) and Class C (series III) common stock	(2,646)	(13,330)
Dividends paid	(161)	—
Principal payments on debt	(4)	(12)
Principal payments on capital lease obligations	(4)	(2)

Net cash (used in) provided by financing activities	(2,968)	3,585

Effect of exchange rate translation on cash and cash equivalents	(22)	—

(Decrease) increase in cash and cash equivalents	(1,616)	4,766
Cash and cash equivalents at beginning of year	4,979	275

Cash and cash equivalents at end of period	$3,363	$5,041

Supplemental Disclosure of Cash Flow Information
Income taxes paid, net of refunds	$324	$250
Amounts included in accounts payable and accrued and other liabilities related to purchases of property, equipment and technology	$41	$(10)
Interest payments on debt	$2	$4
Common stock issued in acquisition	$—	$17,935
Assets acquired in joint venture with note payable and equity interest issued	$22	$—

Fiscal 2008 and 2009 Quarterly Results of Operations

US$ in millions

	Fiscal 2008 Quarter Ended				Fiscal 2009 Quarter Ended
	December 31, 2007	March 31, 2008	June 30, 2008	September 30, 2008	December 31, 2008	March 31, 2009
Operating Revenues
Service revenues	$732	$792	$749	$788	$793	$804
Data processing revenues	492	494	539	548	554	544
International transaction revenues	381	379	449	512	505	446
Other revenues	133	126	150	160	156	148
Volume and support incentives	(250)	(338)	(274)	(299)	(269)	(295)

Total operating revenues	1,488	1,453	1,613	1,709	1,739	1,647

Operating Expenses
Personnel	283	289	310	317	275	272
Network, EDP and communications	83	78	84	94	93	92
Advertising, marketing and promotion	210	215	271	320	210	196
Professional and consulting fees	98	96	108	136	80	84
Depreciation and amortization	62	59	57	59	52	56
Administrative and other	74	75	85	98	63	66
Litigation provision	—	292	50	1,128	—	—

Total operating expenses	810	1,104	965	2,152	773	766

Operating income (loss)	678	349	648	(443)	966	881

Other Income (Expense)
Equity in earnings of unconsolidated affiliates	1	—	—	—	(1)	1
Interest expense	(45)	(41)	(30)	(27)	(30)	(30)
Investment income, net	41	34	97	39	19	34
Other	8	28	(1)	—	(1)	1

Total other income (expense)	5	21	66	12	(13)	6

Income (loss) before income taxes	683	370	714	(431)	953	887
Income tax expense/(benefit)	259	56	292	(75)	379	352

Income (loss) before minority interest	424	314	422	(356)	574	535
Minority interest	—	—	—	—	—	1

Net income (loss)	$424	$314	$422	$(356)	$574	$536

Adjusted Operating Income and Net Income

US$ in millions

	Three Months Ended March 31, 2009	Three Months Ended March 31, 2008
Net income (as reported)	$536	$314
Addback: Income tax expense (as reported)	352	56
Less: Minority interest (as reported)	(1)	—

Net income before taxes and minority interest (as reported)	$887	$370

Adjustments:
Litigation reserve (1)	—	285
Restructuring (2)	4	19
Asset step-up amortization (3)	17	17

Adjustments to operating income	21	321

Interest accretion on American Express settlement (4)	9	23
Interest expense on Discover settlement (5)	2	—
Investment income on Litigation Escrow and EU proceeds (6)	(6)	(7)
Underwater contract (LIBOR adjustment) (7)	—	(28)

Adjustments to non-operating (expense) income	5	(12)

Total adjustments	26	309
Adjusted net income before tax	913	679
Adjusted income tax expense (8)	(361)	(278)
Addback: Minority interest (as reported)	1	—

Adjusted net income	$553	$401

Operating income (as reported)	$881	$349
Addback: Adjustments to operating income	21	321

Adjusted operating income	$902	$670

Operating revenues (as reported)	$1,647	$1,453
Adjusted operating margin	55%	46%

Total operating expenses (as reported)	$766	$1,104
Less: Adjustments to operating expenses	(21)	(321)

Adjusted operating expenses	$745	$783

(1)	Litigation reserve related to the covered litigation. Settlement of, or judgments in, covered litigation will be paid from the litigation escrow account.
(2)	Restructuring costs associated with workforce consolidation and elimination of overlapping functions.
(3)	Non-cash amortization and depreciation of the incremental basis in technology and building assets acquired in the reorganization.
(4)	Non-cash interest expense recorded on future payments to be made under the settlement agreement with American Express. These payments will be paid from the litigation escrow account.
(5)	Interest expense recorded on future payments to be made under the settlement agreement with Discover. These payments will be paid from the litigation escrow account.
(6)

Investment income earned during the period on all IPO proceeds held, including amounts held in the litigation escrow and amounts the Company used in October 2008 to redeem all class C (series II) common stock and a portion of the class C (series III) common stock stock held by Visa Europe.

(7)

Other expense (income) recorded in the periods presented as a result of changes in the Company’s estimated liability under the Framework Agreement, which governs its relationship with Visa Europe. The changes were primarily due to movement in the LIBOR rates in the periods presented. This liability terminated after the October 2008 redemptions described above.

(8)	Reflects a normalized tax rate of 39.5% and 41% for fiscal 2009 and 2008, respectively.

Reconciliation of Non-GAAP Adjusted Operating Expenses

US$ in millions

	Three Months Ended March 31, 2009				Three Months Ended March 31, 2008
	Actual	Adjustments		As Adjusted	Actual	Adjustments		As Adjusted
Personnel	$272	$(4	) (1)	$268	$289	$(17	) (1)	$272
Network, EDP and communications	92	—		92	78	—		78
Advertising, marketing and promotion	196	—		196	215	—		215
Professional and consulting fees	84	—		84	96	(2	) (1)	94
Depreciation and amortization	56	(17	) (2)	39	59	(17	) (2)	42
Administrative and other	66	—		66	75	—		75
Litigation provision	—	—		—	292	(285	) (3)	7

Total operating expenses	$766	$(21)		$745	$1,104	$(321)		$783

(1)	Restructuring
(2)	Asset step-up amortization
(3)	Litigation Reserve

Reconciliation of Non-GAAP Adjusted Non-operating (Expense) Income

US$ in millions

	Three Months Ended March 31, 2009				Three Months Ended March 31, 2008
	Actual	Adjustments		As Adjusted	Actual	Adjustments		As Adjusted
Equity in earnings of unconsolidated affiliates	$1	—		$1	$—	—		$—
Interest expense	(30)	11	(1)	(19)	(41)	23	(1)	(18)
Investment income, net	34	(6	) (2)	28	34	(7	) (2)	27
Other	1	—		1	28	(28	) (3)	—

Total other income	$6	$5		$11	$21	(12)		$9

(1)	Interest accretion on American Express Settlement and interest expense on Discover Settlement
(2)	Investment income on Litigation Escrow funds and funds used in October 2008 for the repurchase of shares from Visa Europe
(3)	Underwater contract (LIBOR adjustment)

Class A Common Stock Adjusted Diluted Earnings Per Share

•

Management believes the presentation of adjusted operating income and adjusted net income provides a clearer understanding of the one-time items related to the Company’s reorganization, initial public offering and other non-recurring events. These measures also adjust for expenses related to covered litigation that will be funded by the litigation escrow account. These items have a impact on our financial results but are either non-recurring or have no operating cash impact.

•

Recognizing that we have a very complex equity structure incorporating multiple classes and series of common stock, the Company has also presented adjusted diluted class A earnings per share calculated below based on adjusted net income and the weighted average number of diluted class A shares outstanding in the periods presented (adjusted in the prior periods presented). This non-GAAP financial measure has been presented to illustrate our per share results reflecting our capital structure after the redemption of all class C (series II) common stock and a portion of class C (series III) common stock, which the Company redeemed in October 2008. Management believes this non-GAAP presentation provides the reader with a clearer understanding of our per share results by excluding these redeemed shares and allocating adjusted net income only to permanent equity.

	Three Months Ended	Three Months Ended
	March 31, 2009	March 31, 2008
	(in millions, except per share data)
Adjusted net income	$553	$401
Weighted average number of diluted shares outstanding	753	779

Adjusted diluted earnings per share	$0.73	$0.52

Calculation of Free Cash Flow

US$ in millions

	Additions (+) / Reductions (-) to Net income		For the Six Months Ended March 31, 2009
		Net income (as reported)	$1,110
Recurring Items:
Capital Assets	+	Depreciation and amortization	108
	-	Capital expenditures	(136)
Share-based compensation	+	Share-based compensation	64
Litigation	+	Litigation provision	—
	+	Accretion expense	49
	-	Settlement payments	(1,095)
Pension	+	Pension expense	28
	-	Pension contribution	(4)
Taxes	+	Income tax expense	731
	-	Income taxes paid	(324)
Non-recurring Items(1):
Covered Litigation	+	Settlement payments funded by litigation escrow	939
	-	Tax benefit on settlement payments	(342)
	+	Settlement payments funded by Morgan Stanley	33
		Total Free Cash Flow	$1,161

(1) - Adjustments to eliminate the cash impact of non-recurring items.

Operational Performance Data

The tables below provide information regarding the operational results for the 3 months ended December 31, 2008, as well as the prior seven quarterly reporting periods and the 12 months ended December 31, 2008 and 2007, for cards carrying the Visa, Visa Electron and Interlink brands.

1. Branded Volume and Transactions

The tables present Payments Volume, Cash Volume, Total Volume, the number of payments transactions, cash transactions, accounts and cards for cards carrying the Visa, Visa Electron and Interlink brands. Card counts include PLUS proprietary cards. Nominal and constant dollar growth rates over prior periods are provided for volume-based data.

	For the 3 Months Ended December 31, 2008
	Total Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Transactions (millions)	Cash Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Cash Transactions (millions)	Accounts (millions)	Cards (millions)
All Visa Credit & Debit
Asia Pacific	$243	1.1%	12.3%	$161	2.1%	13.2%	2,227	$82	-0.9%	10.5%	533	414	501
Canada	43	-16.3%	2.1%	38	-15.4%	3.2%	395	4	-23.5%	-6.6%	9	23	30
CEMEA	136	18.5%	34.5%	20	11.9%	30.3%	306	117	19.7%	35.2%	708	174	178
LAC	144	-1.2%	21.7%	47	-0.4%	21.3%	1,344	97	-1.6%	21.9%	848	312	340
US	504	-2.1%	-2.1%	409	-1.1%	-1.1%	7,822	96	-6.1%	-6.1%	708	484	668

Visa Inc.	1,070	0.3%	7.8%	675	-0.9%	4.4%	12,093	396	2.4%	14.1%	2,805	1,407	1,717

Visa Credit Programs
US	$230	-9.2%	-9.2%	$203	-6.9%	-6.9%	2,374	$27	-23.2%	-23.2%	28	258	334
Rest of World	266	-2.3%	11.7%	228	-1.6%	12.0%	3,228	37	-5.9%	10.2%	148	415	478

Visa Inc.	496	-5.6%	0.9%	431	-4.2%	2.2%	5,602	65	-14.1%	-6.9%	175	672	813

Visa Debit Programs
US	$274	4.9%	4.9%	$206	5.5%	5.5%	5,447	$68	3.0%	3.0%	680	227	333
Rest of World	301	7.1%	25.1%	38	5.9%	28.7%	1,043	263	7.3%	24.6%	1,949	507	571

Visa Inc.	575	6.0%	14.6%	244	5.6%	8.6%	6,491	331	6.4%	19.4%	2,630	734	905

	For the 3 Months Ended September 30, 2008
	Total Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Transactions (millions)	Cash Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Cash Transactions (millions)	Accounts (millions)	Cards (millions)
All Visa Credit & Debit
Asia Pacific	$250	16.4%	20.4%	$163	16.3%	20.5%	2,144	$87	16.6%	20.1%	525	400	480
Canada	50	5.5%	9.1%	44	6.9%	10.6%	395	5	-4.9%	-1.6%	9	24	32
CEMEA	144	43.4%	44.4%	21	38.6%	42.1%	280	123	44.3%	44.8%	671	169	176
LAC	159	31.3%	26.5%	51	32.9%	28.5%	1,237	108	30.5%	25.5%	798	301	334
US	524	7.2%	7.2%	421	8.6%	8.6%	7,681	103	1.6%	1.6%	744	474	651

Visa Inc.	1,127	15.9%	16.4%	701	12.4%	13.4%	11,738	426	22.0%	21.8%	2,748	1,368	1,673

Visa Credit Programs
US	$244	1.7%	1.7%	$213	3.5%	3.5%	2,362	$31	-9.2%	-9.2%	30	263	336
Rest of World	280	15.6%	18.9%	239	16.1%	19.2%	3,115	41	12.9%	17.4%	153	410	473

Visa Inc.	525	8.7%	10.2%	452	9.8%	11.2%	5,477	73	2.1%	4.2%	183	672	809

Visa Debit Programs
US	$280	12.4%	12.4%	$208	14.3%	14.3%	5,319	$71	7.3%	7.3%	714	211	314
Rest of World	322	33.8%	32.7%	41	37.5%	37.8%	941	282	33.3%	32.0%	1,851	484	549

Visa Inc.	602	22.9%	22.5%	249	17.5%	17.6%	6,261	353	27.1%	26.2%	2,565	695	864

Operational Performance Data	December 31, 2008

	For the 3 Months Ended June 30, 2008
	Total Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Transactions (millions)	Cash Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Cash Transactions (millions)	Accounts (millions)	Cards (millions)
All Visa Credit & Debit
Asia Pacific	$250	24.3%	21.1%	$162	22.4%	18.9%	2,032	$88	28.0%	25.5%	498	387	472
Canada	51	14.3%	10.3%	45	14.5%	10.4%	383	6	13.0%	9.0%	9	24	31
CEMEA	131	45.8%	40.7%	19	37.8%	38.1%	255	112	47.2%	41.2%	640	159	168
LAC	155	35.4%	22.9%	50	40.3%	27.5%	1,160	105	33.2%	20.8%	754	303	328
US	526	8.8%	8.8%	423	9.7%	9.7%	7,660	103	4.9%	4.9%	738	465	642

Visa Inc.	1,113	19.2%	16.5%	699	15.2%	13.6%	11,489	414	26.6%	21.8%	2,639	1,338	1,642

Visa Credit Programs
US	$246	4.7%	4.7%	$213	5.0%	5.0%	2,333	$34	2.9%	2.9%	29	262	335
Rest of World	278	21.7%	17.9%	238	22.6%	18.3%	2,969	40	16.4%	15.3%	146	404	464

Visa Inc.	524	13.1%	11.3%	450	13.6%	11.6%	5,302	74	9.8%	9.3%	175	666	798

Visa Debit Programs
US	$280	12.6%	12.6%	$210	15.0%	15.0%	5,327	$69	5.9%	5.9%	708	203	308
Rest of World	309	39.4%	31.0%	38	40.3%	31.9%	860	271	39.3%	30.8%	1,756	470	536

Visa Inc.	589	25.2%	21.5%	248	18.2%	17.3%	6,187	340	30.9%	24.9%	2,464	673	844

	For the 3 Months Ended March 31, 2008
	Total Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Transactions (millions)	Cash Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Cash Transactions (millions)	Accounts (millions)	Cards (millions)
All Visa Credit & Debit
Asia Pacific	$245	29.4%	21.2%	$159	26.5%	18.1%	1,913	$85	35.2%	27.4%	458	376	457
Canada	47	30.9%	10.0%	41	30.5%	9.7%	337	6	33.8%	12.5%	9	24	31
CEMEA	114	40.8%	36.6%	17	40.4%	38.9%	236	96	40.9%	36.2%	584	148	156
LAC	143	37.8%	21.8%	46	47.5%	30.1%	1,123	97	33.7%	18.2%	719	288	312
US	488	10.8%	10.8%	389	12.0%	12.0%	7,081	100	6.5%	6.5%	689	456	664

Visa Inc.	1,036	22.0%	17.0%	652	19.1%	15.0%	10,690	384	27.2%	20.6%	2,460	1,291	1,620

Visa Credit Programs
US	$231	8.0%	8.0%	$195	8.1%	8.1%	2,167	$36	7.5%	7.5%	30	260	368
Rest of World	268	28.5%	17.9%	229	29.5%	18.2%	2,798	39	23.0%	16.1%	134	387	446

Visa Inc.	499	18.1%	13.1%	424	18.7%	13.3%	4,964	75	15.0%	11.8%	164	647	814
Visa Debit Programs
US	$257	13.5%	13.5%	$193	16.2%	16.2%	4,914	$64	6.0%	6.0%	659	196	297
Rest of World	280	39.6%	28.7%	35	44.1%	31.7%	812	245	38.9%	28.3%	1,636	448	510

Visa Inc.	537	25.8%	21.0%	228	19.8%	18.4%	5,726	309	30.6%	23.0%	2,296	644	806

	For the 3 Months Ended December 31, 2007
	Total Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Transactions (millions)	Cash Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Cash Transactions (millions)	Accounts (millions)	Cards (millions)
All Visa Credit & Debit
Asia Pacific	$241	28.4%	24.0%	$158	24.3%	20.3%	1,931	$83	36.9%	31.7%	452	368	446
Canada	51	29.3%	13.6%	45	28.5%	12.8%	382	6	36.5%	19.9%	9	23	31
CEMEA	115	43.8%	38.5%	18	44.1%	40.5%	235	97	43.8%	38.2%	590	139	147
LAC	145	33.3%	22.1%	47	44.1%	31.3%	1,132	99	28.8%	18.1%	757	284	307
US	515	11.4%	11.4%	413	12.4%	12.4%	7,416	102	7.7%	7.7%	715	455	660

Visa Inc.	1,067	21.5%	17.7%	681	18.5%	15.6%	11,097	387	27.3%	21.8%	2,523	1,269	1,591

Visa Credit Programs
US	$253	9.1%	9.1%	$218	9.7%	9.7%	2,462	$36	5.9%	5.9%	33	259	365
Rest of World	272	26.7%	19.8%	232	27.3%	20.3%	2,863	40	23.2%	17.2%	136	372	431

Visa Inc.	525	17.6%	14.1%	450	18.1%	14.6%	5,325	75	14.4%	11.2%	169	630	796
Visa Debit Programs
US	$261	13.8%	13.8%	$195	15.6%	15.6%	4,955	$66	8.7%	8.7%	682	197	295
Rest of World	281	39.1%	31.2%	36	43.5%	34.0%	817	245	38.5%	30.8%	1,672	442	500

Visa Inc.	542	25.6%	21.5%	231	19.2%	17.7%	5,772	311	30.9%	24.8%	2,354	639	795

Operational Performance Data	December 31, 2008

	For the 3 Months Ended September 30, 2007
	Total Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Transactions (millions)	Cash Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Cash Transactions (millions)	Accounts (millions)	Cards (millions)
All Visa Credit & Debit
Asia Pacific	$215	25.6%	20.6%	$140	22.1%	17.5%	1,796	$74	32.8%	26.8%	417	348	427
Canada	47	22.7%	12.9%	42	21.4%	11.8%	362	6	33.0%	22.5%	9	23	31
CEMEA	101	43.0%	38.8%	15	39.0%	35.6%	211	85	43.8%	39.4%	545	125	136
LAC	121	26.7%	18.9%	38	38.5%	29.5%	1,004	83	21.9%	14.6%	691	267	289
US	489	9.7%	9.7%	388	10.8%	10.8%	7,038	101	5.7%	5.7%	730	440	642

Visa Inc.	973	18.4%	15.8%	623	15.9%	13.8%	10,410	349	23.3%	19.3%	2,392	1,203	1,526

Visa Credit Programs
US	$240	6.7%	6.7%	$206	8.5%	8.5%	2,314	$35	-2.8%	-2.8%	34	253	358
Rest of World	243	22.5%	17.1%	206	23.6%	17.8%	2,654	37	16.4%	13.5%	128	353	410

Visa Inc.	483	14.1%	11.6%	412	15.6%	12.9%	4,968	71	6.2%	4.8%	162	607	769

Visa Debit Programs
US	$249	12.7%	12.7%	$182	13.4%	13.4%	4,724	$67	10.7%	10.7%	696	187	284
Rest of World	241	36.0%	28.6%	29	39.6%	31.3%	718	211	35.5%	28.3%	1,534	409	473

Visa Inc.	490	23.1%	20.0%	212	16.5%	15.6%	5,442	278	28.6%	23.6%	2,230	596	757

	For the 3 Months Ended June 30, 2007
	Total Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Transactions (millions)	Cash Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Cash Transactions (millions)	Accounts (millions)	Cards (millions)
All Visa Credit & Debit
Asia Pacific	$201	20.6%	16.6%	$132	19.9%	16.8%	1,708	$69	21.9%	16.1%	373	336	412
Canada	45	18.2%	12.0%	40	17.4%	11.3%	352	5	24.5%	18.0%	9	22	30
CEMEA	90	38.7%	37.3%	14	32.4%	32.8%	197	76	39.9%	38.1%	508	121	124
LAC	114	32.4%	18.9%	35	41.8%	27.7%	945	79	28.6%	15.3%	669	257	281
US	484	9.6%	9.6%	386	10.4%	10.4%	6,907	98	6.3%	6.3%	721	418	616

Visa Inc.	934	17.1%	14.6%	606	14.8%	13.3%	10,108	327	21.8%	17.2%	2,280	1,154	1,464

Visa Credit Programs
US	$235	6.4%	6.4%	$203	8.3%	8.3%	2,250	$33	-4.3%	-4.3%	32	245	345
Rest of World	228	19.8%	16.1%	194	21.2%	17.0%	2,519	35	12.6%	11.1%	120	339	394

Visa Inc.	464	12.6%	11.0%	396	14.3%	12.5%	4,770	67	3.7%	3.1%	152	584	739
Visa Debit Programs
US	$248	12.8%	12.8%	$183	12.9%	12.9%	4,656	$65	12.5%	12.5%	689	173	270
Rest of World	222	34.2%	24.9%	27	39.1%	28.9%	682	195	33.5%	24.4%	1,439	397	454

Visa Inc.	470	21.9%	18.4%	210	15.7%	14.8%	5,339	260	27.5%	21.3%	2,128	570	725

	For the 3 Months Ended March 31, 2007
	Total Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Transactions (millions)	Cash Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Cash Transactions (millions)	Accounts (millions)	Cards (millions)
All Visa Credit & Debit
Asia Pacific	$189	23.1%	18.8%	$126	20.8%	17.0%	1,599	$63	28.1%	22.6%	382	321	397
Canada	36	10.3%	11.8%	31	9.2%	10.7%	309	4	19.1%	20.7%	9	22	30
CEMEA	81	44.8%	43.8%	12	35.3%	40.6%	183	68	46.6%	44.4%	477	117	122
LAC	104	19.4%	19.6%	31	25.9%	25.4%	904	72	16.8%	17.2%	658	251	271
US	441	9.2%	9.2%	347	9.0%	9.0%	6,265	94	9.8%	9.8%	698	412	607

Visa Inc.	850	16.1%	15.4%	548	12.9%	12.4%	9,260	302	22.3%	21.1%	2,224	1,123	1,426

Visa Credit Programs
US	$214	7.8%	7.8%	$181	8.0%	8.0%	2,021	$33	7.0%	7.0%	30	243	341
Rest of World	208	17.1%	15.4%	177	18.5%	16.6%	2,343	32	9.8%	9.3%	105	322	375

Visa Inc.	423	12.2%	11.6%	357	13.0%	12.3%	4,364	65	8.3%	8.1%	135	565	716
Visa Debit Programs
US	$226	10.5%	10.5%	$166	10.2%	10.2%	4,243	$60	11.4%	11.4%	668	169	266
Rest of World	201	33.4%	30.4%	24	35.3%	32.5%	652	176	33.1%	30.1%	1,421	389	444

Visa Inc.	427	20.2%	19.4%	191	12.9%	12.8%	4,895	237	26.8%	25.0%	2,089	558	710

Operational Performance Data	December 31, 2008

	For the 12 Months Ended December 31, 2008
	Total Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Transactions (millions)	Cash Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Cash Transactions (millions)	Accounts (millions)	Cards (millions)
All Visa Credit & Debit
Asia Pacific	$988	16.8%	18.7%	$646	16.0%	17.6%	8,317	$342	18.4%	20.7%	2,015	414	501
Canada	190	6.5%	8.0%	169	7.0%	8.6%	1,510	21	2.3%	3.5%	36	23	30
CEMEA	525	36.0%	39.1%	77	30.9%	37.3%	1,077	448	36.9%	39.5%	2,603	174	178
LAC	600	23.9%	23.3%	193	27.4%	26.8%	4,863	407	22.3%	21.6%	3,120	312	340
US	2,043	5.9%	5.9%	1,641	7.1%	7.1%	30,244	401	1.6%	1.6%	2,879	484	668

Visa Inc.	4,346	13.7%	14.3%	2,727	10.9%	11.5%	46,010	1,620	18.7%	19.5%	10,652	1,407	1,717

Visa Credit Programs
US	$952	0.9%	0.9%	$824	2.1%	2.1%	9,236	$128	-5.9%	-5.9%	117	258	334
Rest of World	1,092	14.8%	16.6%	934	15.5%	16.9%	12,110	158	10.7%	14.8%	581	415	478

Visa Inc.	2,044	7.9%	8.7%	1,757	8.8%	9.4%	21,345	286	2.6%	4.5%	698	672	813

Visa Debit Programs
US	$1,091	10.7%	10.7%	$818	12.6%	12.6%	21,008	$273	5.6%	5.6%	2,762	227	333
Rest of World	1,212	28.4%	29.4%	152	29.8%	32.5%	3,656	1,061	28.2%	28.9%	7,192	507	571

Visa Inc.	2,303	19.4%	19.8%	969	15.0%	15.3%	24,664	1,333	22.8%	23.4%	9,954	734	905

	For the 12 Months Ended December 31, 2007
	Total Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Transactions (millions)	Cash Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Cash Transactions (millions)	Accounts (millions)	Cards (millions)
All Visa Credit & Debit
Asia Pacific	$846	24.6%	20.0%	$556	21.9%	17.9%	7,034	$289	30.1%	24.2%	1,624	368	446
Canada	179	20.6%	12.6%	158	19.6%	11.6%	1,404	21	28.6%	20.2%	37	23	31
CEMEA	386	42.6%	39.4%	59	38.1%	37.3%	827	327	43.4%	39.8%	2,120	139	147
LAC	484	28.2%	19.8%	152	38.0%	28.5%	3,984	333	24.2%	16.2%	2,775	284	307
US	1,928	10.0%	10.0%	1,533	10.7%	10.7%	27,625	395	7.3%	7.3%	2,863	455	660

Visa Inc.	3,823	18.4%	15.9%	2,458	15.6%	13.8%	40,874	1,365	23.8%	19.8%	9,419	1,269	1,591

Visa Credit Programs
US	$943	7.5%	7.5%	$807	8.7%	8.7%	9,047	$136	1.3%	1.3%	129	259	365
Rest of World	951	21.8%	17.1%	808	22.9%	17.9%	10,379	143	15.7%	12.7%	490	372	431

Visa Inc.	1,894	14.2%	12.1%	1,615	15.4%	13.1%	19,427	279	8.2%	6.7%	619	630	796
Visa Debit Programs
US	$985	12.5%	12.5%	$727	13.1%	13.1%	18,578	$258	10.8%	10.8%	2,735	197	295
Rest of World	944	35.9%	28.7%	117	39.7%	31.6%	2,870	827	35.4%	28.3%	6,066	442	500

Visa Inc.	1,929	22.8%	19.8%	843	16.2%	15.3%	21,448	1,086	28.6%	23.6%	8,801	639	795

Operational Performance Data	December 31, 2008

Footnote

The preceding tables present Payments Volume, Cash Volume, Total Volume, the number of payments transactions, cash transactions, accounts and cards for cards carrying the Visa, Visa Electron and Interlink brands. Card counts include PLUS proprietary cards. Nominal and constant dollar growth rates over prior periods are provided for volume-based data.

Payments Volume represents the aggregate dollar amount of purchases made with cards carrying the Visa, Visa Electron and Interlink brands for the relevant period; and Cash Volume represents the aggregate dollar amount of cash disbursements obtained with these cards for the relevant period and includes the impact of balance transfers and convenience checks; but excludes proprietary PLUS volume. Total Volume represents Payments Volume plus Cash Volume.

Visa payment products are comprised of credit and debit programs, and data relating to each program is included in the tables. Debit programs include Visa’s signature based and Interlink (PIN) debit programs.

The data presented is reported quarterly by Visa’s members on their operating certificates and is subject to verification by Visa. On occasion, members may update previously submitted information.

Visa’s CEMEA region is comprised of countries in Central Europe, the Middle East and Africa. Several European Union countries in Central Europe, Israel and Turkey are not included in CEMEA. LAC is comprised of countries in Central and South America and the Caribbean. Rest of World includes Asia Pacific, Canada, CEMEA and LAC.

Information denominated in U.S. dollars is calculated by applying an established U.S. dollar/local currency exchange rate for each local currency in which Visa Inc. volumes are reported (“Nominal USD”). These exchange rates are calculated on a quarterly basis using the established exchange rate for each quarter. To eliminate the impact of foreign currency fluctuations against the U.S. dollar in measuring performance, Visa Inc. also reports period-over-period growth in Total Volume, Payments Volume and Cash Volume on the basis of local currency information (“Constant USD”). This presentation represents Visa’s historical methodology which may be subject to review and refinement.

Operational Performance Data	December 31, 2008

2. Processed Transactions

The table below represents transactions involving Visa, Visa Electron, Interlink and PLUS cards processed on Visa’s networks.

Period	Processed Transactions (millions)	Year-over-Year Growth
3 Months Ended
Mar 31, 2009	9,360	6%
Dec 31, 2008	9,797	8%
Sep 30, 2008	9,590	11%
Jun 30, 2008	9,473	13%
Mar 31, 2008	8,800	15%
Dec 31, 2007	9,094	13%
Sep 30, 2007	8,645	12%
Jun 30, 2007	8,411	13%

12 Months Ended
Mar 31, 2009	38,219	11%
Mar 31, 2008	34,950	14%